UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2009 (January 7, 2009)

EDUCATIONAL DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-4957	73-0750007
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10302 East 55th Place, Tulsa, Oklahoma 74146-6515

(Address of principal executive offices and Zip Code)

(918) 622-4522

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 7, 2009, Tullius Taylor Sartain & Sartain LLP, the prior independent registered public accounting firm of Educational Development Corporation (the “Company”), and Hogan & Slovacek, P.C. merged their operations to become HoganTaylor, LLP (“HoganTaylor”).  The respective employees, partners and shareholders of the merged firms have become employees and partners of HoganTaylor which will continue the practices of each of the merged firms.  Consequently, HoganTaylor has assumed the role of the independent registered public accounting firm of the Company, as approved by the Company’s audit committee.

As this is a combination of the two existing accounting firms and their respective practices, there was no resignation of the predecessor firm.  Also, as this is a newly created firm, there have been no pre-engagement consultations or contacts with HoganTaylor.

The reports of Tullius Taylor Sartain & Sartain LLP regarding the Company’s financial statements for the fiscal years ended February 29, 2008 and February 28, 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the years ended February 28, 2007 and February 29, 2008 and during the period from February 29, 2008 through January 7, 2009, there were no disagreements with Tullius Taylor Sartain & Sartain LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tullius Taylor Sartain & Sartain LLP would have caused it to make reference to such disagreement in its report.

The Company provided HoganTaylor as the successor to Tullius Taylor Sartain & Sartain LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that HoganTaylor, as such successor, furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated July 22, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(d)     EXHIBITS

          16.1   Hogan Taylor letter dated as of July 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation

By:	/s/ Randall W. White
Randall W. White
President and Chief Executive Officer

Date:	July 22, 2009

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

*16.1	HoganTaylor letter dated as of July 22, 2009

*Filed herewith.